EXHIBIT 10.1

                                    AMENDMENT

                                        TO

                              MANAGEMENT AGREEMENT

        WHEREAS, DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner") on behalf of DEAN WITTER WORLD CURRENCY FUND L.P., a Delaware limited partnership (the "Partnership"), DEAN WITTER REYNOLDS INC., a Delaware corporation ("DWR"), and JOHN W. HENRY & COMPANY, INC., a Florida corporation (the "Trading Advisor"), have agreed to amend the Management Agreement, dated as of June 1, 1995 (the "Management Agreement"), among the Partnership, the General Partner, DWR, and the Trading Advisor, to change the management fee and the incentive fee payable to the Trading Advisor.

        WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

        NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

        1. Section 5(a)(i) of the Management Agreement shall be deleted and the following shall be substituted in its stead:

        "(i) A monthly management fee, without regard to the profitability of the Trading Advisor's trading for the Partnership's account, equal to 1/12 of 2% of the Net Assets of the Partnership (as defined in Section 5(c)) allocated to the Trading Advisor calculated as of the end of each calendar month (before any reallocations and the deduction of any accrued management fee, any accrued incentive fee, and any redemptions and distributions as of the end of such month)."

        2. The  quarterly  incentive  fee  percentage  of 17.5%  referred  to in
Section 5(a)(ii) of the Management Agreement is hereby changed to 20%.

        3. The foregoing changes shall take effect as of December 1, 2000.



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        IN WITNESS WHEREOF,  this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 30th day of November, 2000.

                                          DEAN WITTER WORLD CURRENCY FUND L.P.

                                          By:   Demeter Management Corporation,
                                                General Partner


                                          By:   /s/Robert E. Murray
                                             -----------------------------------
                                                Name:  Robert E. Murray
                                                Title:  President


                                          DEMETER MANAGEMENT CORPORATION


                                          By:   /s/Robert E. Murray
                                             -----------------------------------
                                                Name:  Robert E. Murray
                                                Title:  President



                                          JOHN W. HENRY & COMPANY, INC


                                          By:   /s/D.M. Kozak
                                             ---------------------------------
                                                Name:  David M. Kozak
                                                Title:  Sr. Vice President



DEAN WITTER REYNOLDS INC.
(as to Section 5(a)(i))


By:   /s/Robert E. Murray
   ---------------------------------------
      Name:  Robert E. Murray
      Title:  Senior Vice-President